UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2006

FLEXSTEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3400 Jackson Street, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

563-556-7730
 (Registrant’s telephone number, including area code)

___________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On January 4, 2006, based on projected borrowing requirements for general operating needs, Flexsteel Industries, Inc. entered into an “Amendment to Credit Agreement” with its lead bank increasing the long-term portion of its credit facility, which expires September 30, 2007, to $20.0 million from $13.0 million. The other terms of the credit facility remained substantially unchanged.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC. (Registrant)

Date: January 6, 2006	By:	/s/ Timothy E. Hall

Timothy E. Hall Vice President – Finance, CFO Principal Financial Officer